[EXECUTION ORIGINAL]
                           SECURITIES PLEDGE AGREEMENT


            THIS AGREEMENT (as amended, supplemented or modified from time to time, this "Pledge Agreement") is dated as of April 4, 1997 and is made by TFC ENTERPRISES, INC., a Delaware corporation (the "Pledgor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (the "Lender").


                                    RECITALS:

            A. The Lender and THE Finance Company, a Virginia corporation (the "Debtor") entered into that certain Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement, dated as of December 20, 1996 (the "Loan Agreement") which amended and restated that certain Loan and Security Agreement, dated September 24, 1992, as amended.

            B. The Borrower is currently in default under the Loan Agreement and with respect to loans from other creditors, including loans from Nationsbank, N.A. (the "Nationsbank Loan").

            C. The Lender has agreed to substantially pay off the Nationsbank Loan and amend the Loan Agreement pursuant to Amendment No. 1, dated as of the date hereof (the "Amendment," and together with the Loan Agreement, the "Amended Loan Agreement").

            D. The Pledgor, which is the corporate parent of the Debtor, guarantied the obligations of the Debtor under the Loan Agreement in a guaranty made by the Pledgor in favor of the Lender, dated as of December 20, 1996, and concurrently herewith, in a guaranty made by the Pledgor in favor of the Lender, dated as of the date hereof (together, the "Pledgor Guaranties").

            E. First Community Finance, Inc. ("FCF"), a wholly-owned subsidiary of the Pledgor, also guaranteed the obligations of the Debtor under the Loan Agreement in a guaranty made by FCF in favor of the Lender, dated as of December 20, 1996, and concurrently herewith, in a guaranty made by FCF in favor of the Lender, dated as of the date hereof (together, the "FCF Guaranties"). In addition, FCF granted a security interest to the Lender in certain assets of FCF to secure the Debtor's obligations under the Loan Agreement and its guarantee thereof, in that certain Pledge Agreement, dated as of December 20, 1996, as amended by the Amendment and Confirmation of Pledge Agreement, dated as of the date hereof (the "FCF Pledge Agreement").

            F. As a condition to the Amendment, the Lender has required that the Pledgor execute and deliver this Agreement to secure payment and performance of the obligations of the Debtor under the Amended Loan Agreement and the obligations of the Pledgor under the Pledgor Guaranties and any and all existing or future obligations of the Pledgor or the Debtor to Lender.


                                   AGREEMENT:

            NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

            SECTION 1.1. Definitions. Terms defined in the Amended Loan Agreement and not otherwise defined herein shall have, as used herein, the respective meanings provided for therein.

            SECTION 1.2. UCC Terms. Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the UCC in effect as of the date hereof shall have the meanings therein stated.

                                   ARTICLE II
                             THE SECURITY INTERESTS

            SECTION 2.1. The Security Interest. The Pledgor hereby pledges to the Lender, and grants to the Lender a continuing security interest in, all of the shares of capital stock (including common stock) of FCF now owned or hereafter acquired by the Pledgor, and all dividends, distributions, instruments and other property and proceeds from time to time received, receivable or otherwise made upon or distributed in respect of or in exchange for any or all of such capital stock (collectively, the "Pledged Collateral").

            SECTION 2.2. Security for Debtor's and Pledgor's Obligations. The security interest and liens hereby granted are to secure payment and performance when due, without offset, whether by acceleration or otherwise, of each and all of the duties, obligations, debts and liabilities of every kind and description of each of the Debtor and the Pledgor to the Lender now existing or hereafter incurred, whether matured or unmatured, direct or indirect, secured or unsecured, original, extended or renewed, absolute or contingent, whether originally contracted with or acquired by the Lender, whether contracted alone or jointly and/or severally with others, whether or not evidenced by negotiable instruments or other writings and any renewals, extensions, or substitutions thereto, and including open lines of credit and obligations with respect to letters of credit or any draft presented in connection therewith; all future advances to the Debtor or Pledgor made by the Lender; interest and charges thereon at the rates therein provided; all costs, expenses, and attorney's fees incurred by the Lender in connection with the collection of any of the foregoing or in the protection or enforcement of the Lender's rights or remedies hereunder or under any instrument or document given in connection with any of the foregoing; and all sums now or hereinafter advanced by the Lender to or for the benefit of the Debtor or the Pledgor pursuant to the provisions of this Agreement (collectively, the "Indebtedness," and each, an "Indebtedness"). Specifically included within the term "Indebtedness" are the payment and performance obligations of the Debtor under the Amended Loan Agreement, together with interest thereon as therein provided, and the obligations of the Pledgor under the Pledgor Guaranties.

            SECTION 2.3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender. The Lender shall have the right, at any time, in its discretion and without notice to the Pledgor, to cause any or all of the Pledged Collateral to be transferred of record into the name of the Lender or its nominee.

SECTION 2.4.  FCF Financing with Hibernia Bank.

            (a) The Pledgor represents and warrants to the Lender that FCF intends to enter into and consummate a certain loan transaction with Hibernia National Bank (the "Hibernia Financing") pursuant to the Hibernia Commitment (as such term is defined in the Amendment) whereby Lender, upon the funding of the Hibernia Financing (the "Hibernia Funding") would receive payment on the Loan (as defined in the Amended Loan Agreement) of Seven Million Dollars ($7,000,000). It is anticipated by the parties that the Hibernia Financing will close no later than April 30, 1997 (the "Deadline").

            (b) Should (i) the Hibernia Funding occur on or before the Deadline, or (ii) if the Hibernia Funding does not occur by the Deadline, then upon the closing and funding by FCF of a credit facility substantially identical to the Hibernia Financing (including, but not limited to, loan structure, loan amount, collateral, guaranties, repayment terms and advance rates) in which the Debtor would receive payment on the Loan in an amount not materially less than $7,000,000, then the Lender agrees:

                        (i) to release its security interest in the Pledged Collateral in accordance with the terms of Section 2.5 below;

                        (ii) to release FCF from its obligations under the FCF Guaranties; and

                        (iii) to release FCF from its obligations under the FCF Pledge Agreement.

            (c) Should the Hibernia Funding fail to occur by the Deadline, the Pledgor agrees to exercise its good faith best efforts to obtain alternative funding for itself and/or its subsidiaries in amounts equal to those set forth in the financial projections delivered to Lender in contemplation of the Amendment (and on which projections Lender has relied) in order to improve and maintain the financial health of the Debtor and the Pledgor. Pledgor agrees that such good faith best efforts may include (but are not limited to) the engagement by the Pledgor of an investment banker or financial adviser of recognized standing to advise it concerning alternatives. Pledgor agrees that such alternatives may include (but are not limited to) seeking another Lender to provide financing to FCF, an offering of debt and/or equity securities, or the sale of FCF.

            SECTION 2.5. Termination of Security Interests; Release of Pledged Collateral.

                        (a) Upon the full, final and irrevocable payment and
            performance of all the Indebtedness and the termination of all obligations under the Amended Loan Agreement and the Pledgor Guaranties, the security interests in the Pledged Collateral shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor.

                        (b) Upon any such termination of the security interests
            or any release of the Pledged Collateral, the Lender will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of the security interests or the release of the Pledged Collateral. Any such documents shall be without recourse to or warranty by the Lender.

            SECTION 2.6. Security Interests Absolute. All rights of the Lender and security interests hereunder, and all duties, and obligations of the Pledgor hereunder, shall be absolute and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                        (i) any extension, renewal, settlement, compromise, waiver or release in respect of any Indebtedness, or any other document evidencing or securing such Indebtedness, by operation of law or otherwise;

                        (ii) any modification or amendment or supplement to the Amended Loan Agreement, the Pledgor Guaranties or any other document evidencing or securing any Indebtedness;

                        (iii) any release, non-perfection or invalidity of any direct or indirect security for any Indebtedness;

                        (iv) any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Debtor or its assets or any resulting disallowance, release or discharge of all or any portion of the Indebtedness;

                        (v) the existence of any claim, set-off or other right
            which the Pledgor may have at any time against the Debtor, the Lender or any other entity or person, whether in connection herewith or any unrelated transactions; provided, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                        (vi) any invalidity or unenforceability relating to or
            against the Debtor or Pledgor for any reason of any Indebtedness, or any provision of applicable law or regulation purporting to prohibit the payment by the Debtor or Pledgor of the Indebtedness;

                        (vii) any failure by the Lender (a) to file or enforce a
            claim against the Debtor or its estate (in a bankruptcy or other proceeding), (b) to give notice of the existence, creation or incurring by the Debtor of any new or additional indebtedness or obligation under or with respect to the Indebtedness, (c) to commence any action against the Debtor or Pledgor, (d) to disclose to the Pledgor any facts which the Lender may now or hereafter know with regard to the Debtor or (e) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Indebtedness; or (f) any other act or omission to act or delay of any kind by the Debtor, the Pledgor, the Lender or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of the Pledgor's obligations hereunder.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                        The Pledgor represents, warrants and agrees as follows:

            SECTION 3.1. Contravention. The execution, delivery and performance by the Pledgor of this Agreement require no action by or in respect of, or filing with, any governmental authority and do not contravene, or constitute (with or without the giving of notice or lapse of time or both) a default under, any provision of applicable law or of any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Pledgor.

            SECTION 3.2. Binding Effect. This Pledge Agreement constitutes a valid and binding agreement of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            SECTION 3.3. Title to Pledged Collateral. The Pledgor owns all of the Pledged Collateral free and clear of any liens or encumbrances other than the liens and security interests granted hereby.

            SECTION 3.4. Pledged Collateral. The Pledgor owns all of the issued and outstanding shares of common stock of FCF and certifies that FCF has not issued warrants, options or other purchase rights with respect to its common stock which could result in the issue of additional shares of FCF common stock. The Pledgor further represents that FCF shall not issue additional shares of its common stock or other securities convertible into common stock of FCF without the consent of the Lender. All shares of common stock of FCF constituting the Pledged Collateral have been duly authorized and validly issued, and are fully paid and non-assessable, and are subject to no options to purchase or similar rights of any person or entity. The Pledgor is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Collateral with respect thereto.

            SECTION 3.5. Validity, Perfection and Priority of Security Interests. Upon delivery of all certificates or instruments representing or evidencing the Pledged Collateral to the Lender, the Lender will have a valid and perfected security interest in the Pledged Collateral subject to no prior lien or encumbrance. No registration, recordation or filing with any governmental agency is required in connection with the execution or delivery of this Agreement, or necessary for the validity or enforceability hereof or for the perfection of the security interests of the Lender granted hereby. The Pledgor has not performed any acts which might prevent the Lender from enforcing any of the terms and conditions of this Agreement or which would limit the Lender in any such enforcement.

                                   ARTICLE IV
                                    COVENANTS

                        The Pledgor agrees that so long as any Indebtedness remains unpaid:

            SECTION 4.1. Filing; Further Assurances. The Pledgor will, at Pledgor's expense and in such manner and form as the Lender may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Lender may request, in order to create, preserve, perfect or validate the security interests granted hereby or to enable the Lender to exercise and enforce its rights hereunder with respect to any of the Pledged Collateral. To the extent permitted by applicable law, the Pledgor hereby authorizes the Lender to execute and file, in the name of the Pledgor or otherwise, UCC financing statements which the Lender in its sole discretion may deem necessary or appropriate to further perfect the security interests granted hereby.

            SECTION 4.2. Liens on Pledged Collateral. The Pledgor will not sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or create or suffer to exist any lien or encumbrance (other than security interests in favor of the Lender) on any Pledged Collateral. The Pledgor agrees that it will cause the issuer of the Pledged Collateral not to issue any stock or other securities in substitution for or in addition to the Pledged Collateral issued by such issuer, except to the Pledgor. The Pledgor will pledge hereunder, immediately upon Pledgor's acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities received in substitution for or in addition to any Pledged Collateral.

            SECTION 4.3. Change in Law. The Pledgor will promptly notify the Lender in writing of any change in law known to Pledgor (and will use Pledgor's best efforts to become aware of any such change in law) which (i) adversely affects or will adversely affect the validity, perfection or priority of the Lender's security interests or (ii) requires or will require a change in the procedures to be followed in order to maintain and protect the validity, perfection and priority of the Lender's security interests.

                                    ARTICLE V
                       DISTRIBUTIONS ON COLLATERAL; VOTING

            SECTION 5.1. Right to Receive Distributions on Pledged Collateral; Voting. (a) So long as no Event of Default shall have occurred:

                        (i) The Pledgor shall be entitled to exercise any and
            all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement.

                        (ii) The Pledgor shall be entitled to receive and retain
            any and all dividends, interest and other payments and distributions made upon or with respect to the Pledged Collateral (except any stock or liquidating dividend, which shall be paid directly to the Lender).

                        (iii) The Lender shall execute and deliver, or cause to
            be executed and delivered, to the Pledgor all such proxies, powers of attorney, consents, ratifications and waivers and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which the Pledgor is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which the Pledgor is authorized to receive and retain pursuant to paragraph (ii) above.

            (b)         Upon the occurrence of an Event of Default:

                        (i) All rights of the Pledgor to exercise the voting and
            other consensual rights which the Pledgor would otherwise be entitled to exercise pursuant hereto and to receive the dividends and interest payments which the Pledgor would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in the Lender who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments.

                        (ii) All dividends and interest payments which are
            received by the Pledgor contrary to the provisions of paragraph (ii) of this Section shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Pledgor and shall be paid over to the Lender as Pledged Collateral in the same form as so received, with any necessary endorsement.

                                   ARTICLE VI
                                EVENTS OF DEFAULT

            Any one of the following events will constitute an "Event of Default" under this Agreement:

            SECTION 6.1. The occurrence of an Event of Default under the Amended Loan Agreement.

            SECTION 6.2. If any payment due under the Indebtedness is not paid when due after the expiration of any applicable notice or cure period.

            SECTION 6.3. The failure by the Pledgor to observe or perform any of the applicable agreements contained herein.

            SECTION 6.4. Discovery that any representation or warranty made by the Pledgor herein or any statement or representation made in any certificate, report or opinion delivered pursuant hereto was incorrect, incomplete or misleading in any material respect on or as of the date made or deemed made.

            SECTION 6.5. If any guaranty (including the Pledgor Guaranties and the FCF Guaranties) obtained in connection with any Indebtedness is terminated.

            SECTION 6.6. If the Pledgor or Debtor shall generally not pay, or shall be unable to pay, or shall admit in writing its inability to pay, its debts as such debts become due (as defined by 11 U.S.C. ss.303(h)(1)).

            SECTION 6.7. If the Pledgor or Debtor makes an assignment for the benefit of creditors, files a petition in bankruptcy, petitions or applies to any tribunal for any receiver, custodian or any trustee of any substantial part of its property, or commences any proceeding relating to it under any reorganization, arrangement, readjustments of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect.

            SECTION 6.8. If, within sixty (60) days after the filing of a bankruptcy petition or the commencement of any proceeding against the Pledgor or Debtor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, the proceeding shall not have been dismissed, or, if within thirty (30) days after the appointment, without the consent or acquiescence of it, of any trustee, receiver, custodian or liquidator of it or of all or any substantial part of the properties of it, the appointment shall not have been vacated.

            SECTION 6.9. If this Agreement shall at any time and for any reason cease to create a valid and perfected first priority security interest in and to the Pledged Collateral or such security interest shall cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Pledgor or Debtor or the Pledgor shall deny that it has any further liability or obligation with respect thereto.

            SECTION 6.10. A default by the Pledgor or Debtor under any other agreement or contract with the Lender, including but not limited to the Amended Loan Agreement, the other Loan Documents (as defined in the Amended Loan Agreement), and any other documents relating thereto.

            SECTION 6.11. If any Pledged Collateral is lost, abandoned, destroyed, severally damaged and not replaced within 30 days of notice to Pledgor, or involved in a legal proceeding, sold or transferred except as permitted by prior agreement with the Lender.

                                   ARTICLE VII
                           GENERAL AUTHORITY; REMEDIES

            SECTION 7.1. General Authority. The Pledgor hereby irrevocably appoints the Lender and any officer or agent thereof, with full power of substitution, as the Pledgor's true and lawful attorney-in-fact, in the name of the Pledgor, for the sole use and benefit of the Lender, but at the Pledgor's expense, at any time and from time to time, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Pledge Agreement. Without limiting the foregoing, the Pledgor hereby gives the Lender the power and right on the Pledgor's behalf, without notice to or further assent by the Pledgor to do the following:

                        (a) following an occurrence of an Event of Default, to
            receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by the Pledgor as, or in connection with, the Pledged Collateral;

                        (b) to demand, sue for, collect, receive and give acquaintance for any and all monies due or to become due upon or in connection with the Pledged Collateral;

                        (c) to commence, settle, compromise, compound,
            prosecute, defend or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Pledged Collateral;

                        (d) following an occurrence of an Event of Default, to
            sell, transfer, assign or otherwise deal in or with the Pledged Collateral or any part thereof, as fully and effectually as if the Lender were the absolute owner thereof; and

                        (e) to do, at its option, but at the expense of the
            Pledgor, at any time or from time to time, all acts and things which the Lender deems necessary to protect or preserve the Pledged Collateral and to realize upon the Pledged Collateral.

            SECTION 7.2. UCC Rights. If an Event of Default shall have occurred, the Lender may in addition to all other rights and remedies granted to it in this Agreement and in any other agreement securing, evidencing or relating to the Indebtedness, exercise (i) all rights and remedies of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and (ii) all other rights available to the Lender at law or equity.

            SECTION 7.3. Application of Proceeds; Sale of Pledged Collateral.
(a) The Pledgor expressly agrees that if an Event of Default shall occur and be continuing, the Lender, without demand of any kind (except the notice specified below of the time and place of any public or private sale) to or upon the Pledgor or any other person or entity (all of which demands and/or notices are hereby waived by the Pledgor), may forthwith (i) apply the cash, if any, then held by it as specified in Section 7.8 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay the Indebtedness in full, to collect, receive, appropriate and realize upon the Pledged Collateral and/or sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Pledged Collateral (or contract to do so) or any part thereof in one or more lots or parcels (which need not be in round lots) at public or private sale, at any office of the Lender or elsewhere in such manner as is commercially reasonable, and as the Lender may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale, and, if the Pledged Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, upon any such private sale or sales, to purchase the whole or any part of the Pledged Collateral so sold, and thereafter to hold the same, absolutely and free from any right or claim of any kind. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands against the Lender arising out of the foreclosure, repossession, retention or sale of the Pledged Collateral.

            (b) Unless the Pledged Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give the Pledgor five days written notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. Such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or the portion thereof being sold, will first be offered for sale and (iii) in the case of a private sale, state the day after which such sale may be consummated. The Lender shall not be obligated to make any such sale pursuant to any such notice. The Lender may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Collateral so sold and, in the case of such failure, such Pledged Collateral may again be sold upon like notice.

            SECTION 7.4. Rights of Purchasers. Upon any sale of the Pledged Collateral (whether public or private) the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Collateral so sold. Each purchaser (including the Lender) at any such sale shall hold the Pledged Collateral so sold absolutely, free from any claim or right of any kind, including any equity or right of redemption of the Pledgor who, to the extent permitted by law, hereby specifically waives all rights of redemption, including, without limitation, any right to redeem the Pledged Collateral under
Section 8.9-506 of the UCC, stay or approval which the Pledgor has or may have under any law now existing or hereafter adopted.

            SECTION 7.5. Securities Act, etc. The Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Lender if the Lender were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Lender in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Under applicable law, in the absence of an agreement to the contrary, the Lender might to be held to have certain general duties and obligations to the Pledgor to make some effort toward obtaining a fair price even though the obligations of the Pledgor may be discharged or reduced by the proceeds of a sale at a lesser price. The Pledgor clearly understands that the Lender is not to have any such general duty or obligation to the Pledgor, and the Pledgor will not attempt to hold the Lender responsible for selling all or any part of the Pledged Collateral at any inadequate price even if the Lender shall accept the first offer received or does not approach more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this Section would apply if, for example, the Lender were to place all or any part of the Pledged Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Collateral for its own account, or if the Lender placed all or any part of the Pledged Collateral privately with a purchaser or purchasers.

            Accordingly, the Pledgor expressly agrees that the Lender is authorized, in connection with any sale of the Pledged Collateral, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Collateral, (ii) to cause to be placed on certificates for any or all of the Pledged Collateral or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Federal Securities Laws and may not be disposed of in violation of the provision of any applicable law, rule or regulation and (iii) to impose such other limitations or conditions in connection with any such sale as the Lender deems necessary or advisable in order to comply with any law, rule or regulation.

            The Pledgor covenants and agrees that the Pledgor will execute and deliver such documents and take such other action as the Lender deems necessary or advisable in order to comply with all applicable laws, rules or regulations. The Pledgor acknowledges and agrees that such limitations may result in prices and other terms less favorable to the seller than if such limitations were not imposed, and, notwithstanding such limitations, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner, it being the agreement of the Pledgor and the Lender that the provisions of this Section 7.5 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Lender sells. The Lender shall be under no obligation to delay a sale of any Pledged Collateral for a period of time necessary to permit the issuer of any securities contained therein to register such securities under the Securities Act of 1933 or under applicable state securities laws, even if the issuer would agree to it.

            SECTION 7.6.  Other Rights of the Lender.

            (a) The Lender (i) shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Pledge Agreement and (ii) proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Pledged Collateral and to sell all, or from time to time, any of the Pledged Collateral under the judgment or decree of a court of competent jurisdiction.

            (b) Upon the occurrence of an Event of Default, the Lender shall, to the extent permitted by applicable law, without notice to the Pledgor or any party claiming through the Pledgor, without regard to the solvency or insolvency at such time of any person or entity then liable for the payment of any of the Indebtedness, without regard to the then value of the Pledged Collateral and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers (who may be the Lender) of the Pledged Collateral or any part thereof, and of the profits, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the profits, revenues and other income of the property constituting the whole or any part of the Pledged Collateral be segregated, sequestered and impounded for the benefit of the Lender, and the Pledgor irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

            (c) In no event shall the Lender have any duty to exercise any rights or take any steps to preserve the rights of the Lender in the Pledged Collateral, nor shall the Lender be liable to the Pledgor or any other person or entity for any loss caused by the Lender's failure to meet any obligation imposed by Section 9-207(e) of the UCC or any successor provision. Without limiting the foregoing, the Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Lender accords its own property, it being understood that the Lender shall not have any duty or responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Lender has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

            SECTION 7.7.  Waiver and Estoppel.

            (a) The Pledgor agrees, to the extent the Pledgor may lawfully do so, that the Pledgor will not at any time in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting the Pledgor to direct the order in which the Pledged Collateral shall be sold, now or at any time hereafter in force which may delay, prevent or otherwise affect the performance or enforcement of this Pledge Agreement, and hereby waives all benefit or advantage of all such laws. The Pledgor covenants that the Pledgor will not hinder, delay or impede the execution of any power granted to the Lender in the Amended Loan Agreement and related documents or this Agreement.

            (b) The Pledgor, to the extent the Pledgor may lawfully do so, on behalf the Pledgor and all who claim through or under the Pledgor, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshaling of the Pledged Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or under any foreclosure or any enforcement of this Pledge Agreement, and consents and agrees that all of the Pledged Collateral may at any such sale be offered and sold as an entirety.

            (c) The Pledgor waives, to the extent permitted by law, presentment, demand, protest and any notice of any kind (except the notices expressly required hereunder) in connection with this Pledge Agreement and any action taken by the Lender with respect to the Pledged Collateral. The Pledgor waives and agrees not to assert any privileges which the Pledgor may acquire under
Section 9-112 of the UCC.

            SECTION 7.8. Application of Monies. The proceeds of any sale of, or other realization upon, all or any part of the Pledged Collateral shall be applied by the Lender in the following order of priority, (the Pledgor remaining liable for any deficiency remaining unpaid after such application):

                        (a) first, to payment of the expenses of such sale or
            other realization, including reasonable compensation to the Lender and its agents and counsel, and all expenses, liabilities and advances incurred or made by the Lender, its agents and counsel in connection therewith or in connection with the care, safekeeping or otherwise of any or all of the Pledged Collateral, and any other unreimbursed expenses for which the Lender is to be reimbursed pursuant to Section 8.3;

                        (b) second, to payment of the Indebtedness in such order as the Lender shall determine; and

                        (c) finally, any surplus then remaining shall be paid to
            the Pledgor, or the Pledgor's successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                                   ARTCLE VIII
                                  MISCELLANEOUS

            SECTION 8.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be given to such party at the address set forth on the signature page hereof or to such other address as such party may hereafter specify for the purpose by notice to the other. Each such notice, request or other communication shall be effective (i) two days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means, when delivered at the address specified under the signatures of the parties hereto. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given shall not affect the validity of notice given in accordance with this Section 8.1.

            SECTION 8.2. Waivers, Non-Exclusive Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any course of dealing with respect to any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights of the Lender under this Agreement are cumulative and are not exclusive of any other remedies provided by law.

            SECTION 8.3. Expenses; Documentary Taxes. The Pledgor shall forthwith on demand pay all out-of-pocket expenses incurred by the Lender, including the reasonable fees and disbursements of its counsel and agents, in connection with the preparation and administration of this Agreement or the administration, sale or other disposition of the Pledged Collateral on the preservation, protection or defense of the rights of the Lender in and to the Pledged Collateral. The Pledgor shall forthwith pay on demand the amount of any taxes which the Lender may have been required to pay be reason of the security interests (including any applicable transfer taxes) or to free any of the Pledged Collateral from the Lien thereof.

            SECTION 8.4. Successors and Assigns. This Agreement is for the benefit of the Lender and its successors and assigns, and in the event of an assignment of all or any of the Indebtedness, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding upon the Pledgor and the Pledgor's, heirs, personal representatives, successors and assigns.

            SECTION 8.5. Amendments and Waivers. Any provision of this Agreement may be amended or waived, if, but only if, such amendment or waiver is in writing and is signed by the Pledgor and the Lender.

            SECTION 8.6. Delivery and Virginia Law. This Agreement has been delivered in Virginia and shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than Virginia are governed by the laws of such jurisdiction.

            SECTION 8.7.  Limitation by Law; Severability.

                        (a) All rights, remedies and powers provided in this
            Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                        (b) If any provision hereof is invalid and unenforceable
            in any jurisdiction, then, to the fullest extent permitted by law,
            (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lender in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

            SECTION 8.8. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when the Lender shall have received counterparts hereof signed by itself and the Pledgor.

            IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the day and year first above written.


                                    TFC ENTERPRISES, INC.,
                                     A DELAWARE CORPORATION


                                    By:         _____________________________

                                    Its:        _____________________________

                                    Address:

                                    ------------------------------------

                                    ------------------------------------




                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                     A NEW YORK CORPORATION



                                    By:         _____________________________

                                    Its:        _____________________________

                                    Address:

                                    ------------------------------------

                                    ------------------------------------

                                   Schedule I

                           List of Pledged Collateral



                                                                                                   NUMBER
ISSUER                               DESCRIPTION              CERTIFICATE NOS.      VALUE         OF SHARES
First Community Finance, Inc.       Common Stock

                                 AMENDMENT AND
                                  CONFIRMATION
                              OF PLEDGE AGREEMENT

        This Amendment and Confirmation of Pledge Agreement (this "Agreement"), is made this _ day of April, 1997, by and between First Community Finance, Inc. (the "Company") and General Electric Capital Corporation ("GECC") and amends that certain Pledge Agreement between the Company and GECC, dated as of December 20, 1996.

                                   RECITALS:

        A. THE Finance Company ("TFC"), a Virginia corporation and affiliate of First Community Finance, Inc. (the "Company"), entered into that certain Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement with General Electric Capital Corporation ("GECC"), dated as of December 20, 1996 (the Loan Agreement") under which GECC agreed to amend and restate the agreement governing the previous credit arrangement between GECC and TFC to modify the term thereof.

        B. As consideration for GECC extending credit under the Loan Agreement, the Company guarantied TFC's performance and payment under the Loan Agreement in a separate Guaranty, dated December 20, 1996 (the "First Guaranty"), and entered into a Pledge Agreement with GECC, dated as of December 20, 1996 (the "Pledge Agreement"), whereby the Company pledged collateral to secure TFC's obligations under the Loan Agreement and to secure the Company's obligations under the First Guaranty.

        C. TFC is currently in default under the Loan Agreement (and under loan agreements with one or more other creditors) and GECC agreed to restructure the loans under the Loan Agreement and to pay off another creditor of the Company, namely, Nationsbank,, N.A. (the `'Loan Restructure"). In connection with the Loan Restructure, TFC and GECC executed Amendment No. 1, dated as of the date hereof (the "Amendment"), in order to set forth the terms and conditions of the Loan Restructure.

        D. As consideration for GECC entering into the Amendment, the Company was required to execute another guaranty, dated as of the date hereof (the "Second Guaranty") and to amend the Pledge Agreement to confirm the security interest granted thereunder and to secure the obligations of the Company under the Second Guaranty as well as the First Guaranty.

        E. The purpose of this Agreement is to amend and confirm the Pledge Agreement pursuant to the terms and conditions as set forth herein.

                                   AGREEMENT:

        NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged by the parties hereto, and in order to induce GECC to participate in the Loan Restructure, the Company certifies, covenants and agrees as follows:

        1. The Pledge Agreement is hereby amended to secure the Company's obligations under the Second Guaranty, in addition to those obligations that were secured under the Pledge Agreement, namely: (i) the Company's obligations under the First Guaranty; (ii) TFC's obligations under the Loan Agreement; and
(iii) all other obligations of TFC and of the Company to GECC. The term "Secured Obligations" is hereby amended to mean the foregoing obligations, including those now existing and those hereafter arising.

        2. Except for the amendment set forth in Section 1 hereof, the Company hereby restates and confirms each and every covenant or other agreement of the Company contained in the Pledge Agreement and agrees that the Pledge Agreement, as amended, shall continue in full force and effect as to the rights and security interest granted thereby. No novation is intended.

WITNESS the following signatures as of this day of  ___  April, 1997.

                                   FIRST COMMUNITY FINANCE, INC.

                                   By:
                                      ---------------------------------

                                   Its:
                                      ---------------------------------